Exhibit 4.5

                                      WAIVER



            WAIVER, dated as of October 27, 1998 (this "Waiver"), under the Credit Agreement, dated as of May 28, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Company"), COLLINS & AIKMAN CANADA INC., a Canadian corporation (the "Collins & Aikman Canada"), COLLINS & AIKMAN PLASTICS, LTD., a Canadian corporation ("Collins & Aikman Plastics", and collectively with Collins & Aikman Canada, the "Canadian Borrowers"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as documentation agent (in such capacity, the "Documentation Agent") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") and THE CHASE MANHATTAN BANK OF CANADA, as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent").


                             W I T N E S S E T H:


            WHEREAS, the Company, the Canadian Borrowers and Holdings have requested the Lenders to waive certain covenants in the Credit Agreement as set forth herein; and

            WHEREAS, the Lenders are willing to waive such covenants in the Credit Agreement on and subject to the terms and conditions thereof;

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

            SECTION  1.  Definitions.   Unless otherwise defined herein, terms
defined in the Credit Agreement are used herein as therein defined.

            SECTION 2. Waiver of Section 6.14 (Interest Coverage Ratio). Section
6.14 of the Credit Agreement is hereby waived for the period of four fiscal quarters ending September 26, 1998; provided that such waiver is effective only if the Interest Coverage Ratio for such period is at least 1.75 to 1.00.

            SECTION 3. Waiver of Section 6.16 (Leverage Ratio). Section 6.16 of the Credit Agreement is hereby waived in respect of the last day of the fiscal quarter ending September 26, 1998; provided that such waiver is effective only if the Leverage Ratio on such day is no greater than 5.25 to 1.00.


            SECTION 4. Representations and Warranties. Holdings, the Company and the Canadian Borrowers hereby represent and warrant to the Administrative Agent, the Canadian

                                                                              2.

Administrative Agent and each Lender that after giving effect to the waivers contained herein, Holdings and the Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Article III of the Credit Agreement as if made on and as of the Waiver Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall be and hereby are amended so that all references to the Agreement therein shall be deemed a reference to (i) the Credit Agreement, (ii) this Waiver and (iii) the Credit Agreement as amended by this Waiver.

            SECTION 5. Conditions Precedent. This Waiver shall become effective as of the date hereof (the "Waiver Effective Date") when each of the conditions precedent set forth below shall have been fulfilled:

            (a) Waiver. The Administrative Agent shall have received this Waiver, executed and delivered by a duly authorized officer of each of the Company, the Canadian Borrowers, Holdings and the Required Lenders.

            (b) No Default or Event of Default. On and as of the Waiver Effective Date and after giving effect to this Waiver and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

            (c) Representations and Warranties. The representations and warranties made by the Company and the Canadian Borrowers in the Credit Agreement and herein after giving effect to this Waiver and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Waiver Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

            (d) Acknowledgement and Consent. The Administrative Agent shall have received from each of Holdings, the Company, the Canadian Borrowers and the other Loan Parties with respect to each Loan Document to which it is a party a duly executed Acknowledgment and Consent, substantially in the form of Exhibit A hereto.

            SECTION 6. Continuing Effect of Credit Agreement. This Waiver shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

            SECTION 7. Waiver Fee. The Company shall pay to each Lender which executes and delivers this Waiver on or prior to 5:00 p.m., New York City time, October 30, 1998, a fee equal to .10% of the sum of such Lender's (a) Revolving Credit Commitment, (b) Canadian Revolving Credit Commitment, (c) outstanding Tranche A Term Loans and (d) outstanding Tranche B Term Loans, such fee to be payable only if the conditions precedent to the Waiver Effective Date have been fulfilled by such time.

                                                                              3.

            SECTION 8. Expenses. The Company and the Canadian Borrowers agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Waiver and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Waiver and any other such documents.

            SECTION 9. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            SECTION 10. Counterparts. This Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                           COLLINS & AIKMAN PRODUCTS CO.


                           By  /s/ J. Michael Stepp
                               ------------------------------------
                                 Name:  J. Michael Stepp
                                 Title: Chief Financial Officer
                                 and Executive Vice President


                           COLLINS & AIKMAN CANADA INC.


                           By  /s/ J. Michael Stepp
                               ------------------------------------
                                 Name:  J. Michael Stepp
                                 Title: Chief Financial Officer
                                 and Executive Vice President


                           COLLINS & AIKMAN PLASTICS, LTD.


                           By  /s/ J. Michael Stepp
                               ------------------------------------
                                 Name:  J. Michael Stepp
                                 Title: Chief Financial Officer
                                 and Executive Vice President

                              COLLINS & AIKMAN CORPORATION


                              By     /s/ J. Michael Stepp
                                    -------------------------------
                              Name:  J. Michael Stepp
                              Title: Chief Financial Officer
                              and Executive Vice President

                              THE CHASE MANHATTAN BANK, as Administrative
                              Agent, Collateral Agent and as a lender


                              By     /s/ Rosemary Bradley
                                    -------------------------------
                              Name: Rosemary Bradley
                              Title:  Vice President


                              THE CHASE MANHATTAN BANK OF CANADA, as
                              Canadian Administrative Agent and as a
                              Lender


                              By     /s/ Christine Chan
                                    -------------------------------
                              Name:  Christine Chan
                              Title:  Vice President

                              By     /s/ Arun K. Bery
                                    -------------------------------
                              Name:  Arun K. Bery
                              Title:  Vice President


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Documentation
                              Agent and as a Lender

                              By    /s/ David H. Dinkins
                                    -------------------------------
                              Name:  David H. Dinkins
                              Title:  Vice President

                              THE BANK OF NEW YORK


                              By    /s/ Ann Marie Hughes
                                    -------------------------------
                              Name:  Ann Marie Hughes
                              Title:  Vice President

                              BANK AUSTRIA


                              By:   /s/ Carl G. Drake
                                    -------------------------------
                              Name:  Carl G. Drake
                              Title:  Vice President

                              By:   /s/ William E. McCollum, Jr.
                                    -------------------------------
                              Name:  William E. McCollum, Jr.
                              Title:  Senior Associate

                              THE BANK OF NOVA SCOTIA


                              By:   /s/ Willam E. Zarrett
                                    -------------------------------
                              Name:  William E. Zarrett
                              Title:  Senior Relationship Manager



                              BANK OF SCOTLAND


                              By     /s/ Annie Chin Tat
                                    -------------------------------
                              Name:  Annie Chin Tat
                              Title:  Senior Vice President


                              BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                              By     /s/ Friedrich N. Wilms
                                    -------------------------------
                              Name:  Friedrich N. Wilms
                              Title:  Vice President


                              BRANCH BANKING AND TRUST COMPANY


                              By     /s/ Thatcher L. Townsend III
                                    -------------------------------
                              Name: Thatcher L. Townsend III
                              Title:  Vice President

                              CIBC INC.


                              By     /s/ E. Lindsay Gordon
                                    -------------------------------
                              Name:  E. Lindsay Gordon
                              Title:  Executive Director, CIBC
                              Oppenheimer Corp. AS AGENT


                              COMERICA BANK


                              By     /s/ Robert M. Ramirez
                                    -------------------------------
                              Name:  Robert M. Ramirez
                              Title:  Account Representative


                              COMPAGNIE FINANCIERE DE
                              CIC ET DE L'UNION EUROPEENNE


                              By     /s/ Anthony Rock
                                    -------------------------------
                              Name: Anthony Rock
                              Title:  Vice President

                              By     /s/ Sean Mounier
                                    -------------------------------
                              Name:  Sean Mounier
                              Title:  First Vice President


                              COOPERATIEVE CENTRALE
                              RAIFFEISEN-BOERENLENBANK
                              B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH

                              By     /s/ Robert S. Bucklin
                                    -------------------------------
                              Name:  Robert S. Bucklin
                              Title: Chief Corporate Banking Officer


                              By     /s/ M. Christina Debler
                                    -------------------------------
                              Name:  M. Christina Debler
                              Title:  Vice President

                              CREDIT AGRICOLE INDUSUEZ


                              By     /s/ David Boule
                                    -------------------------------
                              Name:  David Boule, F.V.P.
                              Title:  Head of Corporate Banking - Chicago

                              By     /s/ Dean Balice
                                    -------------------------------
                              Name:  Dean Balice
                              Title:  Senior Vice President, Branch Manager


                              CREDIT LYONNAIS ATLANTA AGENCY


                              By     /s/ David M. Cawrse
                                    -------------------------------
                              Name:  David M. Cawrse
                              Title:  First Vice President


                              CRESCENT/MACH I PARTNERS, L.P.

                              By:   TCW Asset Management Company
                              its Investment Manager


                              By     /s/ Justin L. Driscoll
                                    -------------------------------
                              Name: Justin L. Driscoll
                              Title:  Senior Vice President


                              CYPRESSTREE SENIOR FLOATING RATE FUND

                              By:   CypressTree Investment Management
                              Company, Inc., as Portfolio Manager


                              By     /s/ Catherine C. McDermott
                                    -------------------------------
                              Name: Catherine C. McDermott
                              Title:  Principal

                              KZH-CYPRESSTREE-1 LLC


                              By     /s/ Virginia Conway
                                    -------------------------------
                              Name:  Virginia Conway
                              Title:  Authorized Agent


                              DRESDNER BANK, A.G. NEW YORK AND GRAND
                              CAYMAN BRANCH


                              By     /s/ Christopher E. Sarisky
                                    -------------------------------
                              Name:  Christopher E. Sarisky
                              Title:  Assistant Vice President


                              By     /s/ Brigitte Sagin
                                    -------------------------------
                              Name:  Brigitte Sagin
                              Title:  Assistant Treasurer


                              ERSTE BANK DER OESTERREICHISCHEN
                              SPARKASSEN AG


                              By     /s/ Rima Terradista
                                    -------------------------------
                              Name:  Rima Terradista
                              Title:  Vice President


                              By     /s/ John S. Runnion
                                    -------------------------------
                              Name:  John S. Runnion
                              Title:  First Vice President


                              FIRST NATIONAL BANK OF CHICAGO


                              By     /s/ Gaye C. Plunkett
                                    -------------------------------
                              Name:  Gaye C. Plunkett
                              Title:  Vice President

                              FIRST UNION NATIONAL BANK


                              By     /s/ Douglas T. Davis
                                    -------------------------------
                              Name:  Douglas T. Davis
                              Title:  Vice President


                              THE FUJI BANK, LIMITED, NEW YORK BRANCH


                              By     /s/ Teiji Teramoto
                                    -------------------------------
                              Name:  Teiji Teramoto
                              Title:  Vice President and Manager


                              GM CASH MANAGEMENT


                              By
                              Name:
                              Title:


                              INDOSUEZ CAPITAL FUNDING IV LP
                              By Indosuez Capital as Portfolio Advisor

                              By     /s/
                                    -------------------------------
                              Name:
                              Title:


                              THE INDUSTRIAL BANK OF JAPAN, LIMITED


                              By     /s/ Takuya Honjo
                                    -------------------------------
                              Name: Takuya Honjo
                              Title:  Senior Vice President


                              KZH III LLC

                              By     /s/ Virginia Conway
                                    -------------------------------
                              Name:  Virginia Conway
                              Title:  Authorized Agent

                              THE LONG-TERM CREDIT BANK OF JAPAN
                              LIMITED, NEW YORK BRANCH


                              By     /s/ Koji Sasayama
                                    -------------------------------
                              Name:  Koji Sasayama
                              Title:  Deputy General Manager


                              MERRILL LYNCH PRIME RATE PORTFOLIO


                              By
                              Name:
                              Title:


                              MERRILL LYNCH SENIOR FLOATING RATE


                              By
                              Name:
                              Title:


                              THE MITSUBISHI TRUST AND BANKING
                              CORPORATION


                              By     /s/ Beatrice E. Rossodo
                                    -------------------------------
                              Name:  Beatrice E. Rossodo
                              Title:  Senior Vice President


                              MORGAN STANLEY SENIOR FUNDING INC.


                              By     /s/ Christopher A. Pucillo
                                    -------------------------------
                              Name:  Christopher A. Pucillo
                              Title:  Vice President

                              NATEXIS BANQUE BFCE


                              By     /s/ William C. Maier
                                    -------------------------------
                              Name:  William C. Maier
                              Title:  Senior Vice President


                              By     /s/ Jordan Sadler
                                    -------------------------------
                              Name:  Jordan Sadler
                              Title:  Associate


                              NATIONSBANK, N.A.


                              By     /s/ David H. Dinkins
                                    -------------------------------
                              Name:  David H. Dinkins
                              Title:  Vice President


                              NEW YORK LIFE INSURANCE COMPANY


                              By     /s/ Steven M. Benevento
                                    -------------------------------
                              Name: Steven M. Benevento
                              Title:  Director


                              NEW YORK LIFE INSURANCE AND ANNUITY
                              CORPORATION

                              By:  New York Life Insurance Company


                              By     /s/ Steven M. Benevento
                                    -------------------------------
                              Name: Steven M. Benevento
                              Title:  Director

                              OCTAGON LOAN TRUST

                              By: Octagon Credit Investors, As Manager


                              By
                                    -------------------------------
                              Name:
                              Title:


                              SENIOR DEBT PORTFOLIO
                              By:  Boston Management and Research as
                              Investment Advisor

                              By     /s/ Payson F. Swaffield
                                    -------------------------------
                              Name:  Payson F. Swaffield
                              Title:  Vice President


                              SOCIETE GENERALE


                              By     /s/ Richard M. Lewis
                                    -------------------------------
                              Name:  Richard M. Lewis
                              Title:  Director


                              THE SUMITOMO TRUST & BANKING CO., LTD.,
                              NEW YORK BRANCH


                              By     /s/ Suraj Bhatia
                                    -------------------------------
                              Name:  Suraj Bhatia
                              Title:  Senior Vice President


                              SUNTRUST BANK, ATLANTA

                              By     /s/ Bradley J. Staples
                                    -------------------------------
                              Name:  Bradley J. Staples
                              Title:  Vice President

                              By       /s/ Kelley E. Brinson
                                    -------------------------------
                              Name:  Kelley E. Brinson
                              Title:  Banking Officer

                              TORONTO DOMINION (TEXAS), INC.


                              By
                              Name:
                              Title:


                              THE TORONTO-DOMINION BANK


                              By    /s/ Warren Finlay
                                    -------------------------------
                              Name:  Warren Finlay
                              Title:  President


                              THE TRAVELERS INSURANCE COMPANY


                              By     /s/ A. W. Carnduff
                                    -------------------------------
                              Name: A. W. Carnduff
                              Title:  2nd Vice President


                              VAN KAMPEN CLO II LTD.
                              By:  VAN KAMPEN AMERICAN CAPITAL MANAGEMENT
                              as Collateral Manager

                              By     /s/ Jeffrey W. Marlet
                                    -------------------------------
                              Name:  Jeffrey W. Marlet
                              Title:  Senior Vice President


                              WACHOVIA BANK, N.A.


                              By     /s/ Suzanne Morrison
                                    -------------------------------
                              Name:  Suzanne Morrison
                              Title:  Vice President

                                                                  EXHIBIT A TO
                                                                        WAIVER

                          ACKNOWLEDGEMENT AND CONSENT

      Each of the undersigned Persons hereby:

      (a) acknowledges and consents to the execution, delivery and performance of the Waiver, dated as of October 27, 1998 (the "Waiver") to the Credit Agreement dated as of May 28, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Collins & Aikman Products Co. (the "Company"), Collins & Aikman Canada Inc. ("Collins & Aikman Canada"), Collins & Aikman Plastics, Ltd. ("Collins & Aikman Plastics", and collectively with Collins & Aikman Canada, the "Canadian Borrowers") Collins & Aikman Corporation ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders"), Bank of America National Trust & Savings Association, as documentation agent (in such capacity, the "Documentation Agent") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent") and The Chase Manhattan Bank of Canada, as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent"); and

      (b) agrees that such execution, delivery and performance shall not in any way affect such Person's obligations under any Loan Document (as defined in the Credit Agreement) to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim;

Dated:  October __, 1998
                                    COLLINS & AIKMAN PRODUCTS CO.

                                      By:
                                          -------------------------------
                                        Name:
                                        Title:


                                    COLLINS & AIKMAN CANADA INC.

                                      By:
                                          -------------------------------
                                        Name:
                                        Title:


                                    COLLINS & AIKMAN PLASTICS, LTD.

                                      By:
                                          -------------------------------
                                        Name:
                                        Title:

                                    COLLINS & AIKMAN CORPORATION

                                      By:_______________________
                                        Name:
                                        Title:


                                    THE AKRO CORPORATION

                                    By:_________________________
                                        Name:
                                        Title:


                                    DURA CONVERTIBLE SYSTEMS, INC.

                                    By:_________________________
                                        Name:
                                        Title:


                                    WICKES ASSET
                                    MANAGEMENT, INC.

                                    By:_________________________
                                        Name:
                                        Title:


                                    COLLINS & AIKMAN INTERNATIONAL CORPORATION

                                    By:_________________________
                                        Name:
                                        Title:


                                    WICKES REALTY, INC.

                                    By:_________________________
                                        Name:
                                        Title:

                                    AMCO CONVERTIBLE FABRICS, INC.

                                    By:_________________________
                                       Name:
                                       Title:


                                    COLLINS & AIKMAN PLASTICS, INC.

                                    By:_________________________
                                      Name:
                                      Title:


                                    HUGHES PLASTICS, INCORPORATED

                                    By:_________________________
                                      Name:
                                      Title:


                                    COLLINS & AIKMAN EUROPE, INC.

                                    By:_________________________
                                       Name:
                                       Title:


                                    PACJ, INC.

                                    By:_________________________
                                       Name:
                                       Title:


                                    COLLINS & AIKMAN CARPET & ACOUSTICS (TN),
                                    INC.

                                    By:_________________________
                                       Name:
                                       Title:

                                    COLLINS &AIKMAN CARPET & ACOUSTICS
                                   (MI), INC.

                                    By:_________________________
                                       Name:
                                       Title:


                                    COLLINS & AIKMAN AUTOMOTIVE INTERNATIONAL,
                                    INC.

                                    By:_________________________
                                       Name:
                                       Title:


                                    COLLINS & AIKMAN ASSET SERVICES, INC.

                                    By:_________________________
                                       Name:
                                       Title:


                                    CW MANAGEMENT CORPORATION

                                    By:_________________________
                                      Name:
                                      Title:


                                    HOPKINS SERVICES, INC.

                                    By:_________________________
                                       Name:
                                       Title:


                                    SAF SERVICES CORPORATION

                                    By:_________________________
                                       Name:
                                       Title:

                                    COLLINS & AIKMAN (GIBRALTAR) LIMITED

                                    By:_________________________
                                       Name:
                                       Title: